17. PROFIT APPROPRIATION	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
PROFIT APPROPRIATION

The Company’s China-based subsidiaries and VIEs are required to make appropriations to certain non-distributable reserve funds.

In accordance with the PRC Company Law, some of the Company’s PRC subsidiaries and VIEs have to make appropriations from their after-tax-profit under the Generally Accepted Accounting Principles in the PRC (“PRC GAAP”) to non-distributable reserve funds, including a statutory surplus fund and a discretionary surplus fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as statutory surplus fund until such appropriations for the fund equal 50% of the registered capital of the applicable company. The appropriation for the discretionary surplus fund is at the Company’s discretion as determined by the shareholders’ meeting of each company.

Upon certain regulatory approvals and subject to certain limitations, the general reserve fund and the statutory surplus fund can be used to offset prior year losses, if any, and can be converted into paid-in capital of the applicable company, but it cannot be distributed to shareholders except in the event of a solvent liquidation of the company.

For the years ended December 31, 2017, 2016 and 2015, appropriations for the general reserve funds and statutory surplus funds totaled RMB4,458, RMB15,252 and RMB4,930, respectively. The 2017 and 2016 reserve refund is due to the refund of surplus reserves caused by the Company’s winding down of its commercial vehicle sales, leasing and support business.